INCOME TAXES (Details) - Schedule of Deferred Tax Assets and Liabilities - USD ($)	12 Months Ended
	May 31, 2018	May 31, 2017
Schedule of Deferred Tax Assets and Liabilities [Abstract]
Federal and state statutory rate	34.00%	34.00%
Net operating loss carry forwards	$ 2,790,481	$ 1,386,438
Valuation allowance for deferred tax assets	(2,790,481)	(1,386,438)
Net deferred tax assets	$ 0	$ 0